UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT — May 23, 2002

COMMISSION FILE NUMBER 1-6780

RAYONIER INC.
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number l3-2607329

50 North Laura Street, Jacksonville, Florida 32202
(Principal Executive Office)

Telephone Number: (904) 357-9100

RAYONIER INC.

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ITEM 4.    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On March 15, 2002, the Board of Directors of Rayonier Inc., upon the recommendation of the Audit Committee, rescinded the appointment of Arthur Andersen LLP (“Andersen”) as independent auditors for 2002, given the circumstances surrounding Andersen. On March 18, 2002, Rayonier Inc. (the “Company”) filed on Form 8-K disclosure of the Board’s actions.

On May 17, 2002, the Board of Directors of Rayonier Inc., upon the recommendation of the Audit Committee, appointed Deloitte & Touche LLP as the Company’s independent accountants. On May 22, 2002, such appointment became effective. Since March 15, 2002, the Company had discussions with Deloitte & Touche LLP regarding the possibility of engagement as the Company’s new independent accountants. These discussions did not include any of the issues outlined in Item 304(a)(2) of Regulation S-K and did not affect any of the past or future treatment of any accounting, auditing or financial reporting issue. Attached as Exhibit 99, is a copy of the Company’s press release disclosing the appointment of Deloitte & Touche LLP, which the Company issued on May 23, 2002.

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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit 99	Press release dated May 23, 2002 disclosing appointment herewith of new independent accountants.	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

By:	/s/ HANS E. VANDEN NOORT
Hans E. Vanden Noort
Vice President and
Corporate Controller

May 23, 2002

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION
99	Press release dated May 23, 2002 disclosing appointment of new independent accountants.	Filed herewith

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